Capital Group Global Growth Equity ETF
Investment portfolio
February 29, 2024
unaudited
Common stocks 95.78% Information technology 26.47%	Shares	Value (000)
Microsoft Corp.	423,302	$175,095
ASML Holding NV	147,102	138,399
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	851,122	109,514
NVIDIA Corp.	103,689	82,030
Broadcom, Inc.	36,577	47,568
Keyence Corp.	78,200	36,534
Synopsys, Inc.[1]	63,381	36,363
Apple, Inc.	180,362	32,600
Capgemini SE	132,884	32,272
Salesforce, Inc.[1]	84,401	26,065
Shopify, Inc., Class A, subordinate voting shares[1]	272,255	20,792
Arista Networks, Inc.[1]	65,795	18,261
TE Connectivity, Ltd.	126,244	18,123
EPAM Systems, Inc.[1]	47,486	14,455
		788,071
Health care 17.28%
Novo Nordisk AS, Class B	1,290,159	153,345
Eli Lilly and Co.	81,591	61,494
Thermo Fisher Scientific, Inc.	100,142	57,099
UnitedHealth Group, Inc.	92,894	45,853
Regeneron Pharmaceuticals, Inc.[1]	42,249	40,816
Vertex Pharmaceuticals, Inc.[1]	93,848	39,486
AstraZeneca PLC	277,380	34,954
Centene Corp.[1]	310,321	24,338
Cigna Group (The)	58,554	19,682
Pfizer, Inc.	725,341	19,265
Sanofi	179,784	17,078
DexCom, Inc.[1]	10,449	1,202
		514,612
Consumer discretionary 13.68%
LVMH Moët Hennessy-Louis Vuitton SE	100,788	91,808
Chipotle Mexican Grill, Inc.[1]	21,738	58,448
Renault SA	813,730	33,886
MGM China Holdings, Ltd.[1]	18,676,588	30,199
Amazon.com, Inc.[1]	159,621	28,215
Booking Holdings, Inc.[1]	7,936	27,529
Prosus NV, Class N	923,505	26,939
Home Depot, Inc.	65,976	25,111
Evolution AB	157,705	20,407
InterContinental Hotels Group PLC	172,244	18,220
lululemon athletica, Inc.[1]	37,509	17,520
MercadoLibre, Inc.[1]	10,942	17,456
Trip.com Group, Ltd. (ADR)[1]	262,843	11,689
		407,427
Capital Group Global Growth Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Industrials 12.45%	Shares	Value (000)
Safran SA	316,515	$66,263
ASSA ABLOY AB, Class B	1,344,379	38,309
Caterpillar, Inc.	114,500	38,238
TransDigm Group, Inc.	26,021	30,646
Airbus SE, non-registered shares	185,149	30,605
Copart, Inc.[1]	524,925	27,900
Schneider Electric SE	117,725	26,694
Ryanair Holdings PLC (ADR)	143,305	19,812
GT Capital Holdings, Inc.	1,313,300	16,424
Comfort Systems USA, Inc.	50,956	15,579
Carrier Global Corp.	272,206	15,129
Alliance Global Group, Inc.	63,715,100	11,697
Boeing Co.[1]	55,387	11,283
Daikin Industries, Ltd.	78,400	11,073
NIBE Industrier AB, Class B	1,979,612	11,034
		370,686
Financials 9.61%
Fiserv, Inc.[1]	276,657	41,297
AXA SA	1,102,487	39,179
Blackstone, Inc.	204,348	26,120
Tradeweb Markets, Inc., Class A	244,145	25,835
AIA Group, Ltd.	3,141,800	25,521
Citigroup, Inc.	340,503	18,895
Prudential PLC	1,888,651	18,538
3i Group PLC	574,940	17,911
HDFC Bank, Ltd.	1,017,225	17,217
Société Générale	625,629	15,167
London Stock Exchange Group PLC	133,597	14,968
Aon PLC, Class A	41,845	13,223
Banco Santander, SA	2,974,737	12,364
		286,235
Consumer staples 5.66%
Walgreens Boots Alliance, Inc.	1,457,404	30,984
Dollar Tree Stores, Inc.[1]	205,823	30,190
Nestlé SA	289,708	30,060
Monster Beverage Corp.[1]	470,778	27,823
Keurig Dr Pepper, Inc.	708,708	21,198
Philip Morris International, Inc.	159,338	14,334
British American Tobacco PLC	476,240	14,097
		168,686
Communication services 4.45%
Alphabet, Inc., Class A1	482,255	66,773
Meta Platforms, Inc., Class A	94,886	46,507
Publicis Groupe SA	181,311	19,161
		132,441
Energy 4.04%
Canadian Natural Resources, Ltd. (CAD denominated)	866,359	60,351
Reliance Industries, Ltd.	868,233	30,593
Imperial Oil, Ltd.	241,492	15,111
Capital Group Global Growth Equity ETF — Page 2 of 5

unaudited
Common stocks (continued) Energy (continued)	Shares	Value (000)
EOG Resources, Inc.	123,898	$14,181
Gazprom PJSC[1,2]	36,932	—[3]
		120,236
Materials 2.14%
Linde PLC	112,993	50,713
Shin-Etsu Chemical Co., Ltd.	303,100	12,913
		63,626
Total common stocks (cost: $2,405,573,000)		2,852,020
Preferred securities 1.24% Information technology 1.24%
Samsung Electronics Co., Ltd., nonvoting preferred shares	772,426	36,892
Total preferred securities (cost: $33,227,000)		36,892
Short-term securities 4.54% Money market investments 4.54%
Capital Group Central Cash Fund 5.41%[4,5]	1,351,659	135,166
Total short-term securities (cost: $135,164,000)		135,166
Total investment securities 101.56% (cost: $2,573,964,000)		3,024,078
Other assets less liabilities (1.56)%		(46,497)
Net assets 100.00%		$2,977,581
Investments in affiliates5

	Value at 6/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 2/29/2024 (000)	Dividend or interest income (000)
Short-term securities 4.54%
Money market investments 4.54%
Capital Group Central Cash Fund 5.41%[4]	$45,328	$678,323	$588,490	$2	$3	$135,166	$3,454
[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Amount less than one thousand.
[4]	Rate represents the seven-day yield at February 29, 2024.
[5]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Capital Group Global Growth Equity ETF — Page 3 of 5

unaudited
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Capital Group Global Growth Equity ETF — Page 4 of 5

unaudited
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of February 29, 2024 (dollars in thousands):
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$788,071	$—	$—	$788,071
Health care	514,612	—	—	514,612
Consumer discretionary	407,427	—	—	407,427
Industrials	370,686	—	—	370,686
Financials	286,235	—	—	286,235
Consumer staples	168,686	—	—	168,686
Communication services	132,441	—	—	132,441
Energy	120,236	—	—*	120,236
Materials	63,626	—	—	63,626
Preferred securities	36,892	—	—	36,892
Short-term securities	135,166	—	—	135,166
Total	$3,024,078	$—	$—*	$3,024,078
*	Amount less than one thousand.
Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2024 Capital Group. All rights reserved.
ETGEFP3-305-0424O-S96505	Capital Group Global Growth Equity ETF — Page 5 of 5